ALLIANCE NEW EUROPE FUND

SEMI-ANNUAL REPORT
JANUARY 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

March 10, 1997

Dear Shareholder:

Since our last report to you in August 1996, both European markets and your Fund have continued to perform well, although strong local currency returns have been dented by the strength of the dollar which has reduced the total return on European securities to U.S. dollar-based investors. European policy makers are seeking to boost growth to reduce unemployment and smooth the path to economic and monetary union. This has created an environment of low interest rates and currency weakness, which is good for the U.S. economy and corporate profits, but not for dollar-based investors in foreign markets.

INVESTMENT RESULTS
The table to the right provides information on the Fund's performance and, for comparison, that of relevant benchmarks for the 6 and 12 months ended January 31, 1997. The Fund lagged the unmanaged Morgan Stanley Capital International
(MSCI) Europe Index on a 6 month and 12 month basis, as well as the average return of its Lipper universe over the same periods. These indices have generally similar investment objectives, although they may pursue different investment policies. The Fund's underperformance was particularly affected by last summer's stalling of the European recovery, which badly impacted the cyclical value stocks held by the Fund, and by weakness in the UK market versus the rest of Europe, largely as the result of currency factors.


INVESTMENT RESULTS*
Period ended January 31, 1997
                                            TOTAL RETURNS
                                      6 MONTHS           12 MONTHS
                                     ----------          ---------
ALLIANCE NEW EUROPE FUND
   Class A                             11.62%              18.10%
   Class B                             11.18%              17.14%
   Class C                             11.10%              17.13%

MSCI EUROPE INDEX                      15.53%              20.63%
LIPPER EUROPEAN REGION FUNDS AVERAGE   14.26%              22.95%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIODS SHOWN AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JANUARY 31, 1997. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS BENCHMARKS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD.

   THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX IS UNMANAGED AND DOES NOT REFLECT FEES AND EXPENSES. THE INDEX MEASURES THE PERFORMANCE OF STOCK MARKETS IN 14 EUROPEAN COUNTRIES. THE LIPPER EUROPEAN REGION FUNDS AVERAGE IS BASED ON THE PERFORMANCE OF A UNIVERSE OF MUTUAL FUNDS WITH GENERALLY SIMILAR INVESTMENT OBJECTIVES. SALES CHARGES ARE NOT DEDUCTED.

   FOR ADDITIONAL PERFORMANCE INFORMATION, PLEASE TURN TO PAGE 4.


MARKET AND ECONOMIC OVERVIEW
The setback suffered by most European markets last July proved to be only temporary. The perception that the German monetary authorities were pursuing an easy money/weak currency strategy to boost growth and offset the fiscal tightening associated with the requirements of the European project for economic and monetary union (EMU) greatly encouraged European markets. In particular, the belief that EMU was likely to go ahead, almost regardless of failure to comply with the strict letter of the Maastricht treaty, produced a strong rally amongst the peripheral bond markets of Italy, Spain and Sweden. These rallies were rewarded with good performance by their respective equity markets.


1



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

After the disappointments of the second and third quarters, economic numbers have improved and company statements have become more positive. As a result, growth stocks, which had performed well earlier in the year, began to underperform in the fourth quarter. Additionally, more cyclically sensitive stocks performed better, especially those benefiting from improved currency competitiveness and productivity improvements brought about by restructuring. These broad sector moves benefited the Scandinavian and German markets at the expense of the Dutch and Swiss markets. These recent developments also benefited your Fund.

The likely uncertainty that the upcoming UK election will cause has resulted in a shift toward continental Europe, where the pickup in activity and the weakness of the currencies have yet to be fully reflected in stock prices. The only areas of mainland Europe where we have become more cautious are Spain and Italy. Here, bonds and currencies are fully discounting the success of EMU, and allow no margin of error should the project be postponed or derailed for any reason. Consequently, we have been reducing the Fund's exposure in these areas.

Despite some weather-related weakness in German economic data over the winter, the European recovery seems to be on track. Order books are improving, thanks to increased European competitiveness, and business expectations are picking up. The recovery remains largely dependent on the export sector. There are signs that increasing confidence, better capability utilization and cheap financing are stimulating an upturn in investment spending, which should sustain the recovery into next year. However, a continuing fiscal squeeze, little real wage growth, and rising job insecurity in an atmosphere of corporate cost cutting, means that consumer spending will be subdued. Consequently, we have little exposure to retail stocks.

INVESTMENT ACTIVITY AND OUTLOOK
Given the short-term uncertainties in the UK, and our belief that the continental European recovery will be stronger than is currently expected, there has been a further shift in emphasis within the Fund. This shift is toward continental European cyclical companies that are either most sensitive to domestic economic conditions and/or whose earnings forecasts have yet to reflect, we believe, the much improved operating environment and the impact of a stronger U.S. dollar.

The UK continues to be well ahead of the rest of Europe in its economic recovery, and policy has already begun to shift towards slowing. This has been helped by the strength of sterling, but further moves will be delayed until after the May elections. Sterling strength has resulted in a sector shift away from companies that derive a large proportion of their earnings from exports and towards domestic earnings. This has led us to reduce your Fund's holdings in UK utilities and recently privatized companies where we believe the political risks must be tightened by the proximity of an election. Specifically, positions were reduced in Anglian Water, BAA, British Telecom and National Grid Group. We also reduced your Fund's exposure to retailers, including Sears and financials, including National Westminster Bank after strong runs that resulted from the increased focus on their domestic earnings profile. In addition, two food retailers, Tesco and Sainsbury were sold .

A portion of the money raised from these sales was invested in exporters that, in our opinion, had started to trade at attractive valuations. We purchased two engineering firms, TI Group and British Aerospace, the oil company, Shell Transport & Trading, and two media groups, Reed International and Reuters Holdings.

In continental Europe, we continue to focus on cyclical stocks in sectors where the problems of overcapacity are least evident and, where companies have some degree of pricing power. In addition, we see restructuring and more shareholder-oriented management to be essential to above average returns. These have proved to be key factors in the performance of utilities like Veba A.G. in Germany and Generale des Eaux in France, and chemical and pharmaceutical combines like Bayer A.G. in Germany and Novartis in Switzerland. It is a trend that is spreading and we expect will produce good performance from stocks like Pechiney S.A. and Alcatel in France, or Preussag in Germany.


2



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

France has been slow to benefit from the turn in the economic cycle and slow to embrace this restructuring trend. However, we have increased our exposure here as we see signs that this may be changing.

Recently, we added Michelin to your Fund's portfolio. Michelin is, along with Goodyear and Bridgestone, one of the world's leading tire manufacturers. All three companies are competing in an industry which has undergone drastic consolidation in the last five years, following poorly timed capacity expansions at the end of the 1980s. The number of major tire manufacturers has halved (Michelin acquired Uniroyal-Goodrich in the U.S.), and demand has caught up with supply. The resulting better pricing environment, falling raw material prices, de-leveraging, and lower financial costs, have all combined to restore margins to previous peaks. This has not been fully reflected in the stock's valuation, and we expect further good performance from Michelin as raw material prices fall, a new manufacturing process reduces costs, and truck demand (where Michelin is the leading player) recovers cyclically.

As always, we appreciate your investment in the New Europe Fund and look forward to reporting its progress to you in the coming period.

Sincerely,


John D. Carifa
Chairman and President


Greg Eckersley
Vice President


Nigel Hankin
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

Alliance New Europe Fund is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      18.10%         13.12%
Five Years                    14.10%         13.11%
Since Inception*               9.05%          8.35%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      17.14%         13.14%
Five Years                    13.30%         13.30%
Since Inception*              10.75%         10.75%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      17.13%         16.13%
Since Inception*              15.80%         15.80%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1; 3% year 2; 2% year 3; 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 4/2/90, Class A; 3/5/91, Class B; 5/3/93, Class C.


4



TEN LARGEST HOLDINGS
JANUARY 31, 1997 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                      U.S. $ VALUE       PERCENT OF NET ASSETS
Barclays Plc.                 $3,358,476                 2.4%
Total, S.A. Cl. B              3,244,139                 2.3
Novartis A.G.                  2,905,449                 2.1
International Nederlanden      2,902,184                 2.1
Bayer A.G.                     2,698,152                 1.9
Veba A.G.                      2,656,973                 1.9
Akzo Nobel                     2,643,135                 1.9
British Petroleum Co. Plc.     2,498,324                 1.8
Elf Aquitane, S.A.             2,419,707                 1.7
Reed International Plc.        2,073,346                 1.5
                             $27,399,885                19.6%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JANUARY 31, 1997 (UNAUDITED)
_______________________________________________________________________________

                                                              SHARES*
                                                                     HOLDINGS
PURCHASES                                 COUNTRY           BOUGHT    1/31/97
-------------------------------------------------------------------------------
Barclays Plc.                             United Kingdom   180,000    180,000
British Petroleum Co. Plc.                United Kingdom   212,000    212,000
Elf Aquitane, S.A.                        France            24,900     24,900
Eni S.p.A. (Ente Nazionale Idrocarburi)   Italy            317,000    317,000
Rank Group Plc.                           United Kingdom   264,000    264,000
Reed International Plc.                   United Kingdom   119,100    119,100
Reuters Holdings Plc.                     United Kingdom   184,200    184,200
SmithKline Beecham Plc.                   United Kingdom   122,000    122,000
TI Group Plc.                             United Kingdom   209,000    209,000
Vendex International N.V.                 Netherlands       36,100     36,100


                                                                      HOLDINGS
SALES                                     COUNTRY            SOLD      1/31/97
-------------------------------------------------------------------------------
Banco Intercontinental Espanol            Spain             11,385         -0-
B.A.T. Industries Plc.                    United Kingdom   270,000     71,000
Enterprise Oil Plc.                       United Kingdom   228,000         -0-
Hepworth Plc.                             United Kingdom   347,354         -0-
INA (Instituto Nationale delle
  Assicurazioni)                          Italy            987,000         -0-
La Rinascente S.p.A.                      Italy            200,000         -0-
Peninsular & Oriental Steam Navigation    United Kingdom   165,000         -0-
Peugeot, S.A.                             France            14,130         -0-
Sainsbury (J), Plc.                       United Kingdom   247,000         -0-
Tate & Lyle Plc.                          United Kingdom   231,500         -0-


*  Adjusted for stock splits.


5



INDUSTRY DIVERSIFICATION
JANUARY 31, 1997 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Consumer Staples                           $ 14,071,408              10.1%
Energy                                       13,231,296               9.5
Utilities                                    12,086,119               8.7
Consumer Services                            12,056,232               8.6
Banking                                      11,434,518               8.2
Multi-Industry                               11,222,698               8.0
Healthcare                                   10,120,384               7.2
Consumer Manufacturing                        8,946,231               6.4
Insurance                                     6,760,529               4.8
Capital Goods                                 6,725,713               4.8
Chemicals                                     5,969,433               4.3
Printing and Publishing                       5,775,569               4.1
Retail                                        4,239,620               3.0
Basic Industries                              3,793,945               2.7
Real Estate                                   3,198,835               2.3
Forest Products and Paper                     2,280,063               1.6
Transportation                                1,635,408               1.2
Communication Equipment                       1,543,168               1.1
Other                                           177,724               0.1
Total Investments                          $135,268,893              96.7
Cash & Receivables, net of liabilities        4,568,280               3.3
Net Assets                                 $139,837,173             100.0%


6



PORTFOLIO OF INVESTMENTS
JANUARY 31, 1997 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.8%
BELGIUM-1.0%
Delhaize-LeLion, S.A.                            11,900      $   693,050
Kredietbank, N.V.                                 2,210          771,273
                                                             ------------
                                                               1,464,323

DENMARK-1.5%
BG Bank A. S.                                    11,100          510,120
ISS International Service System A. S. Ser. B    33,750          816,053
Sophus Berendsen A. S. Ser. B                     5,700          766,693
                                                             ------------
                                                               2,092,866

FINLAND-3.1%
Huhtamaki Group Ser. I                           15,690          703,760
Kesko                                            47,600          638,566
Orion-yhtyma Oy Ser. B                           39,600        1,448,553
UPM-Kymmene Corp. Oy (a)                         43,400          846,222
Valmet Corp. Oy                                  40,200          765,714
                                                             ------------
                                                               4,402,815

FRANCE-15.3%
Alcatel Alsthom (Cie Generale)                    8,400          833,008
Assurances Generales de France                   57,000        1,817,481
Bouygues, S.A.                                   14,978        1,471,780
Companie Bancaire, S.A.                           5,800          699,023
Eaux (Cie Generale)                              11,292        1,446,749
Elf Aquitane, S.A.                               24,900        2,419,707
GTM Entrepose, S.A.                              13,823          752,936
Legris Industries, S.A.                          29,674        1,315,623
Michelin (CGDE) Ser. B                           12,500          717,291
Pechiney, S.A. Ser.A                             15,532          628,756
Salomon, S.A.                                    10,500          828,447
SEFIMEG                                           9,700          684,582
SGS - Thomson Microelectronics N.V. (a)           9,775          700,489
SIMCO                                             7,649          739,154
Societe de Immeubles De France, S.A.              9,664          615,586
Total, S.A. Cl.B                                 37,662        3,244,139
Unibail                                          11,720        1,081,650
Union Immobiliere de France                       8,000          693,449
Usinor Sacilor                                   51,000          725,407
                                                             ------------
                                                              21,415,257

GERMANY-8.6%
Adidas A.G.                                       3,000          283,183
Bayer A.G.                                       71,000        2,698,152
Deutsche Telekom A.G.                            35,700          664,815
Lufthansa                                        96,000        1,296,227
Preussag A.G.                                     2,700          644,173
Schmalbach Lubeca A.G. (a)                        6,740        1,544,219
Sueddeutsche Zucker                               2,833        1,346,616
Veba A.G.                                        48,000        2,656,973
Volkswagen A.G.                                   1,760          825,294
                                                             ------------
                                                              11,959,652

ITALY-3.5%
Eni S.p.A. (Ente Nazionale Idrocarburi)         317,000        1,769,586
Instituto Mobiliare Italiano S.p.A.              48,500          472,818
Saipem S.p.A.                                   152,200          761,260
Telecom Italia S.p.A. (a)                       675,700        1,953,109
                                                             ------------
                                                               4,956,773

NETHERLANDS-7.5%
Akzo Nobel                                       18,800        2,643,135
Apothekers Cooperate O.P.G.                      14,990          454,922
Fortis Amev N.V.                                 48,100        1,765,833
International Nederlanden                        77,000        2,902,184
Philips Electronics N.V.                         16,600          668,099
Thermo Eurotech N.V. (b)                        160,000          522,122
Vendex International N.V.                        36,100        1,566,791
                                                             ------------
                                                              10,523,086

NORWAY-1.6%
Aker RGI A.S.A.                                   2,300           59,106
Bergesen Cl.A                                    44,700        1,010,735
Orkla A.S.A. Ser. A                              11,800          939,775
Unitor A.S.A.                                    13,100          170,852
                                                             ------------
                                                               2,180,468


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $ VALUE
-------------------------------------------------------------------------
PORTUGAL-0.2%
Telecel - Comunicacaoes Pessoais, S.A. (a)        3,300      $   235,887

SPAIN-3.2%
Autopistas Concesionaria Espanola, S.A.          36,700          453,821
Banco Santander, S.A.                            12,600          817,651
Repsol, S.A.                                     29,400        1,163,790
Tabacalera, S.A. Ser. A                          24,500        1,105,848
Unidad Editorial, S.A. (b)                      549,920          634,416
Viscofan Industria Navarra De Envolturas
  Celulosicas, S.A.                              15,800          279,112
                                                             ------------
                                                               4,454,638

SWEDEN-2.6%
AB Astra Ser. B                                  32,500        1,518,597
Electrolux AB Ser. B                             11,800          711,232
Sparbanken Sverige AB Ser. A                     43,500          691,560
Stora Kopparbergs Ser. B                         54,000          668,127
                                                             ------------
                                                               3,589,516

SWITZERLAND-6.9%
Adecco, S.A.                                      2,550          716,756
Baloise Holdings                                    740        1,457,820
Nestle, S.A.                                      1,570        1,705,537
Novartis A.G.                                     2,535        2,905,449
Schindler Holding A.G.                              665          699,483
S.M.H. A.G. (Societe Suisse pour la
  Microelectronique et l'Horlogerie)              4,530          697,205
Swissair A.G. (a)                                   776          711,411
Zurich Versicherungsgesellschaft                  2,600          733,554
                                                             ------------
                                                               9,627,215

UNITED KINGDOM-37.7%
Anglian Water Plc.                              123,300        1,251,526
BAA Plc.                                        195,900        1,669,846
Barclays Plc.                                   180,000        3,358,476
Bass Plc.                                       101,000        1,369,868
B.A.T. Industries Plc.                           71,000          551,735
BPB Plc.                                        153,800          895,759
British Aerospace Plc.                           89,000        1,808,884
British Petroleum Co. Plc.                      212,000        2,498,324
British Sky Broadcasting Group Plc.             110,570        1,061,193
British Telecom Plc.                            209,000        1,431,570
BTR Plc.                                        442,750        1,833,789
Cable & Wireless Plc.                            82,200          613,745
Cadbury Schweppes Plc.                          200,200        1,507,621
Compass Group Plc.                              114,000        1,230,192
General Electric Co.Plc.                        233,000        1,455,965
Glaxo Wellcome Plc.                             127,900        2,048,253
Grand Metropolitan Plc.                         202,000        1,503,375
Hanson Plc.                                     439,000          648,875
Holliday Chemical Holdings Plc.                 324,000          628,146
Kingfisher Plc.                                  81,700          885,564
Ladbroke Group Plc.                             340,500        1,249,347
National Grid Group Plc.                        453,000        1,513,333
National Westminster Bank Plc.                   98,000        1,211,413
Pearson Plc.                                     93,000        1,131,725
Rank Group Plc.                                 264,000        1,861,174
Reed International Plc.                         119,100        2,073,346
Reuters Holdings Plc.                           184,200        1,936,082
Rugby Group Plc.                                498,000          833,827
RTZ Corp. Plc.                                   42,000          612,380
Sears Plc.                                      340,000          465,774
Shell Transport & Trading Co. Plc.               79,800        1,374,490
Siebe Plc.                                       85,700        1,438,352
SmithKline Beecham Plc.                         122,000        1,744,610
TI Group Plc.                                   209,000        1,868,576
Tomkins Plc.                                    236,600        1,063,354
Unilever Plc.                                    24,300          543,528
United Assurance Group Plc.                     121,000          985,841
Vodafone Group Plc.                             270,000        1,168,040
Wimpey (George) Plc.                            630,000        1,372,808
                                                             ------------
                                                              52,700,706


8



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
OTHER-0.1%
Asesores Bursatiles Capital Fund N.V. (a) (b)       800         $177,724
Total Common Stocks & Other Investments
  (cost $109,833,509)                                        129,780,926

PREFERRED STOCKS-3.9%
FINLAND-0.9%
Nokia Corp.                                      19,700        1,307,281

GERMANY-3.0%
Henkel KGAA Vz                                   39,240       $1,994,665
Hornback Holding A.G.                            18,100        1,321,491
Klein, Schanz & Beck                              5,560          864,530
                                                             ------------
                                                               4,180,686

Total Preferred Stocks
  (cost $4,648,258)                                            5,487,967

TOTAL INVESTMENTS-96.7%
  (cost $114,481,767)                                        135,268,893
Other assets less liabilities-3.3%                             4,568,280

NET ASSETS-100%                                             $139,837,173


(a)  Non-income producing.
(b)  Restricted and illiquid security, valued at fair value (see Notes A & F).

     See notes to financial statements.


9



STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $114,481,767)         $135,268,893
  Cash, at value (cost $6,532,928)                                   6,515,719
  Receivable for investment securities sold                          3,259,839
  Receivable for capital stock sold                                  1,101,480
  Dividends receivable                                                 829,269
  Other assets                                                           4,295
  Total assets                                                     146,979,495

LIABILITIES
  Payable for investment securities purchased                        6,517,658
  Payable for capital stock redeemed                                   170,595
  Advisory fee payable                                                 132,323
  Dividends payable                                                     90,297
  Distribution fee payable                                              76,466
  Administrative fee payable                                            17,812
  Accrued expenses and other liabilities                               137,171
  Total liabilities                                                  7,142,322

NET ASSETS                                                        $139,837,173

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     88,211
  Additional paid-in capital                                       116,925,736
  Distributions in excess of net investment income                  (1,444,905)
  Accumulated net realized gain on investments and foreign
    currency transactions                                            3,490,879
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     20,777,252
                                                                  $139,837,173

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($68,749,760/
    4,261,395 shares of capital stock issued and outstanding)           $16.13
  Sales charge--4.25% of public offering price                             .72
  Maximum offering price                                                $16.85

  CLASS B SHARES
  Net asset value and offering price per share ($52,191,818/
    3,356,689 shares of capital stock issued and outstanding)           $15.55

  CLASS C SHARES
  Net asset value and offering price per share ($13,432,966/
    863,510 shares of capital stock issued and outstanding)             $15.56

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($5,462,629
   /339,546 shares of capital stock issued and outstanding              $16.09


See notes to financial statements.


10



STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1997 (UNAUDITED)          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $161,809)            $   910,729

EXPENSES
  Advisory fee                                          $716,910
  Distribution fee - Class A                             109,830
  Distribution fee - Class B                             237,429
  Distribution fee - Class C                              60,680
  Transfer agency                                        123,050
  Custodian                                              115,308
  Administrative                                          82,770
  Audit and legal                                         65,655
  Printing                                                38,974
  Registration                                            25,006
  Directors' fees                                         17,500
  Miscellaneous                                           17,036
  Total expenses                                                     1,610,148
  Net investment loss                                                 (699,419)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       3,845,459
  Net realized loss on foreign currency transactions                  (509,997)
  Net change in unrealized appreciation of investments              11,190,672
  Net change in unrealized depreciation of foreign currency
    denominated assets and liabilities                                 408,379
  Net gain on investments and foreign currency transactions         14,934,513

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $14,235,094


See notes to financial statements.


11



STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                 JANUARY 31, 1997    JULY 31,
                                                    (UNAUDITED)        1996
                                                  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                     $   (699,419)  $  1,112,997
  Net realized gain on investments and foreign
    currency transactions                             3,335,462     11,244,256
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities      11,599,051     (3,136,809)
  Net increase in net assets from operations         14,235,094      9,220,444

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (687,499)            -0-
    Class B                                            (294,871)            -0-
    Class C                                             (77,561)            -0-
    Advisor Class                                       (72,002)            -0-
  Net realized gain on investments
    Class A                                          (5,185,709)    (2,403,847)
    Class B                                          (3,892,291)    (1,133,126)
    Class C                                          (1,023,804)      (271,554)
    Advisor Class                                      (413,229)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            10,420,743     (7,025,006)
  Total increase (decrease)                          13,008,871     (1,613,089)

NET ASSETS
  Beginning of year                                 126,828,302    128,441,391
  End of period (including undistributed net
    investment income of $386,447 at
    July 31, 1996)                                 $139,837,173   $126,828,302


See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1997 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance New Europe Fund (the "Fund"), which is a Maryland corporation, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. On April 15, 1996 the Board of Directors approved the creation of a fourth class of shares, Advisor Class Shares. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a United States or European stock exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange on the day of valuation or, if no such closing price is available, at the last bid price quoted on such day. Other securities, including securities of issuers within Eastern European countries, for which market quotations are readily available are valued in a like manner. Readily marketable fixed income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. Securities, including securities of issuers within Eastern European countries, and assets for which market quotations are not readily available, including investments that are subject to limitations as to their sale (restricted securities), are valued at fair value as determined in good faith by the Fund's Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net foreign exchange gains represent foreign exchange gains and losses from sales and maturities of debt securities, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser"), a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets and .80% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $82,770 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $82,419 for the six months ended January 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $6,469 from the sale of Class A shares and $50,459, and $7,827 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended January 31, 1997.

Brokerage commissions paid on securities transactions for the six months ended January 31, 1997, amounted to $1,264,082, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,314,300 and $463,680 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $66,065,629 and $67,908,458, respectively, for the six months ended January 31, 1997. There were no purchases or sales of U.S. Government and government agency obligations for the six months ended January 31, 1997.

At January 31, 1997, the cost of investments for federal income tax purposes was $115,003,744. Accordingly, gross unrealized appreciation of investments was $22,034,878 and gross unrealized depreciation of investments was $1,769,729, resulting in net unrealized appreciation of $20,265,149.


14



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract. At January 31, 1997, the Fund did not have any foreign exchange currency contracts outstanding.

NOTE E: CAPITAL STOCK
There are 200,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 50,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JAN. 31, 1997    JULY 31,    JAN. 31, 1997     JULY 31,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              457,384     1,080,506    $  7,411,535    $ 16,829,742
Shares issued in
  reinvestment of
  dividends and
  distributions          254,664        87,353       3,984,275       1,262,243
Shares converted
  from Class B            38,009        38,780         623,619         620,439
Shares redeemed       (1,161,493)   (2,233,336)    (19,424,351)    (33,970,313)
Net decrease            (411,436)   (1,026,697)   $ (7,404,922)   $(15,257,889)

CLASS B
Shares sold              762,486     1,396,359    $ 12,011,626    $ 20,526,104
Shares issued in
  reinvestment of
  dividends and
  distributions          172,848        46,664       2,609,985         654,706
Shares converted
  to Class A             (39,380)      (39,816)       (623,619)       (620,439)
Shares redeemed         (325,002)     (965,104)     (5,155,240)    (14,257,684)
Net increase             570,952       438,103    $  8,842,752    $  6,302,687


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JAN. 31, 1997    JULY 31,    JAN. 31, 1997     JULY 31,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold              855,687       818,362    $ 13,458,355    $ 12,075,167
Shares issued in
  reinvestment of
  dividends and
  distributions           35,908         5,746         543,388          80,733
Shares redeemed         (689,549)     (692,655)    (10,857,853)    (10,225,704)
Net increase             202,046       131,453    $  3,143,890    $  1,930,196


                   OCOTBER 2, 1996*              OCTOBER 2, 1996*
                              TO                            TO
                    JAN. 31, 1997                 JAN. 31, 1997
                     (UNAUDITED)                   (UNAUDITED)
                     ------------                --------------
ADVISOR CLASS
Shares sold              313,895                  $  5,439,885
Shares issued in
  reinvestment of
  distributions           26,029                       405,263
Shares redeemed             (378)                       (6,125)
Net increase             339,546                  $  5,839,023


NOTE F: RESTRICTED SECURITIES
                                                 DATE
SECURITY                                       ACQUIRED        U.S. $ COST
--------                                      ----------       -----------
Asesores Bursatiles Capital Fund N.V.          10/29/90          $340,973
Thermo Eurotech N.V.                            3/19/91           512,088
Unidad Editorial, S.A.                         10/01/92           699,170


The securities shown above are restricted and illiquid and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at January 31, 1997 was $1,334,262, representing 1.0% of net assets.

NOTE G: CONCENTRATION OF RISK
The Fund has invested approximately 38% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


*  Commencement of distribution.


16



FINANCIAL HIGHLIGHTS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A
                                           ---------------------------------------------------------------------------------------
                                             SIX MONTHS                             MARCH 1,
                                                ENDED                                1994
                                             JANUARY 31,    YEAR ENDED JULY 31,       TO             YEAR ENDED FEBRUARY 28,
                                                1997      ---------------------    JULY 31,    -----------------------------------
                                            (UNAUDITED)       1996       1995       1994(A)       1994        1993         1992
                                           -------------  ----------  ---------  ------------  ----------  ---------  ------------
                                           <C.
Net asset value, beginning of period         $15.84         $15.11     $12.66     $12.53        $ 9.37      $ 9.81       $ 9.76

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                   (.05)(b)        .18        .04        .09           .02(b)      .04          .02(b)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                        1.84           1.02       2.50        .04          3.14        (.33)         .05
Net increase (decrease) in net asset
value from operations                          1.79           1.20       2.54        .13          3.16        (.29)         .07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.18)            -0-      (.09)        -0-           -0-       (.15)        (.02)
Distributions from net realized gains
  on investments and foreign
  currency transactions                       (1.32)          (.47)        -0-        -0-           -0-         -0-          -0-
Total dividends and distributions             (1.50)          (.47)      (.09)        -0-           -0-       (.15)        (.02)
Net asset value, end of period               $16.13         $15.84     $15.11     $12.66        $12.53      $ 9.37       $ 9.81

TOTAL RETURN
Total investment return based on net
  asset value (c)                             11.62%          8.20%     20.22%      1.04%        33.73%      (2.82)%        .74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $68,750        $74,026    $86,112    $86,739       $90,372     $79,285     $108,510
Ratio of expenses to average net assets        2.09%(d)       2.14%      2.09%      2.06%(d)      2.30%       2.25%        2.24%
Ratio of net investment income (loss)
  to average net assets                        (.64)%(d)      1.10%       .37%      1.85%(d)       .17%        .47%         .16%
Portfolio turnover rate                          52%            69%        74%        35%           94%        125%          34%
Average commission rate paid (e)             $.0680             --         --         --            --          --           --

See footnote summary on page 20.

17


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS B
                                           -----------------------------------------------------------------------------------------
                                             SIX MONTHS                             MARCH 1,                             MARCH 5,
                                                ENDED                                1994                                1991(f)
                                             JANUARY 31,    YEAR ENDED JULY 31,       TO        YEAR ENDED FEB. 28,         TO
                                                1997      ---------------------    JULY 31,    ---------------------     FEB. 29,
                                            (UNAUDITED)       1996       1995       1994(A)       1994        1993         1992
                                           -------------  ----------  ---------  ------------  ----------  ---------  --------------
                                           <C.
Net asset value, beginning of period         $15.31         $14.71     $12.41     $12.32        $ 9.28       $ 9.74      $ 9.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                   (.12)(b)        .08       (.05)       .07          (.05)(b)     (.02)       (.04)(b)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                        1.78            .99       2.44        .02          3.09         (.33)       (.04)
Net increase (decrease) in net asset
  value from operations                        1.66           1.07       2.39        .09          3.04         (.35)       (.08)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.10)            -0-      (.09)        -0-           -0-        (.11)       (.02)
Dividends from net realized gains
  on investments and foreign
  currency transactions                       (1.32)          (.47)        -0-        -0-           -0-          -0-         -0-
Total dividends and distributions             (1.42)          (.47)      (.09)        -0-           -0-        (.11)       (.02)
Net asset value, end of period               $15.55         $15.31     $14.71     $12.41        $12.32       $ 9.28      $ 9.74

TOTAL RETURN
Total investment return based on net
  asset value (c)                             11.18%          7.53%     19.42%       .73%        32.76%       (3.49)%       .03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $52,192        $42,662    $34,527    $31,404       $20,729       $1,732      $1,423
Ratio of expenses to average net assets        2.78%(d)       2.86%      2.79%      2.76%(d)      3.02%        3.00%       3.02%(d)
Ratio of net investment income (loss)
  to average net assets                       (1.45)%(d)       .59%      (.33)%     1.15%(d)      (.52)%       (.50)%      (.71)%(d)
Portfolio turnover rate                          52%            69%        74%        35%           94%         125%         34%
Average commission rate paid (e)             $.0680             --         --         --            --           --          --


See footnote summary on page 20.


18



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS C
                                            -----------------------------------------------------------------
                                              SIX MONTHS                               MARCH 1,      MAY 3,
                                                ENDED                                    1994       1993(F)
                                              JANUARY 31,     YEAR ENDED JULY 31,         TO          TO
                                                 1997      -----------------------     JULY 31,    FEB. 28,
                                             (UNAUDITED)      1996         1995        1994(A)       1994
                                            -------------  ----------  -----------  ------------  -----------
Net asset value, beginning of period          $15.33        $14.72       $12.42       $12.33       $10.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.13)(b)       .08         (.07)         .06         (.04)(b)
Net realized and unrealized gain
  on investments and foreign
  currency transactions                         1.78          1.00         2.46          .03         2.16
Net increase in net asset
  value from operations                         1.65          1.08         2.39          .09         2.12

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.10)           -0-        (.09)          -0-          -0-
Distributions from net realized gains
  on investments and foreign
  currency transactions                        (1.32)         (.47)          -0-          -0-          -0-
Total dividends and distributions              (1.42)         (.47)        (.09)          -0-          -0-
Net asset value, end of period                $15.56        $15.33       $14.72       $12.42       $12.33

TOTAL RETURN
Total investment return based on net
  asset value (c)                              11.10%         7.59%       19.40%         .73%       20.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)     $13,433       $10,141       $7,802      $11,875      $10,886
Ratio of expenses to average net assets         2.78%(d)      2.87%        2.78%        2.76%(d)     3.00%(d)
Ratio of net investment income (loss)
  to average net assets                        (1.64)%(d)      .58%        (.33)%       1.15%(d)     (.52)%(d)
Portfolio turnover rate                           52%           69%          74%          35%          94%
Average commission rate paid (e)              $.0680            --           --           --           --


See footnote summary on page 20.


19



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        ADVISOR CLASS
                                                     ------------------
                                                     OCTOBER 2, 1996(F)
                                                               TO
                                                      JANUARY 31, 1997
                                                         (UNAUDITED)
                                                     ------------------
Net asset value, beginning of period                       $16.25

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                          (.10)(b)
Net realized and unrealized gain on investments
  and foreign currency transactions                          1.49
Net increase in net asset value from operations              1.39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                         (.23)
Distributions from net realized gains on investments
  and foreign currency transactions                         (1.32)
Total dividends and distributions                           (1.55)
Net asset value, end of period                             $16.09

TOTAL RETURN
Total investment return based on net asset value (c)         8.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                  $5,463
Ratio of expenses to average net assets                      1.74%(d)
Ratio of net investment loss to average net assets          (1.91)%(d)
Portfolio turnover rate                                        52%
Average commission rate paid (e)                           $.0680


(a)  The Fund changed its year end from February 28 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(d)  Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(f)  Commencement of distribution.


20



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
RICHARD M. LILLY (1)
ALAN J. STOGA (1)

OFFICERS
THOMAS J. BARDONG, VICE PRESIDENT
FRANCIS REEVES, VICE PRESIDENT
GREG ECKERSLEY, VICE PRESIDENT
NIGEL HANKIN, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRETARY
VINCENT S. NOTO, CONTROLLER

CUSTODIAN AND ADMINISTRATOR
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


(1)  Member of the Audit Committee.


21



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


22



ALLIANCE NEW EUROPE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL
THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

EURSR